EXHIBIT 99.1
                                                                    ------------

[GRAPHIC OMITTED - LOGO MERISTAR HOSPITALITY]

MERISTAR HOSPITALITY CORPORATION

                                               [GRAPHIC OMITTED - PHOTOGRAPH
                                                OF DORAL FORRESTAL CONFERENCE
                                                CENTER & SPA]



                          INVESTOR AND ANALYST MEETING

                    Doral Forrestal Conference Center & Spa
                                 March 10, 2003


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[GRAPHIC OMITTED - LOGO MERISTAR HOSPITALITY]



                              COMPANY AND INDUSTRY
                                    OVERVIEW



                                       2
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                              MERISTAR HOSPITALITY
                                COMPANY OVERVIEW


                                               [GRAPHIC OMITTED - PHOTOGRAPH
                                                OF DOUBLETREE GUEST SUITES
                                                ATLANTA]

o    106 upscale and resort hotels

o    Third largest hotel REIT

o    Brand and geographic diversification

o    Dedicated management team

o    Benefits from relationship with Interstate Hotels & Resorts



                                       3
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                              MERISTAR HOSPITALITY
                              BRAND DIVERSIFICATION


[GRAPHIC OMITTED -            [GRAPHIC OMITTED -          [GRAPHIC OMITTED -
 LOGO MARRIOTT]                LOGO HILTON]                LOGO SHERATON
                                                           HOTELS & RESORTS]



[GRAPHIC OMITTED -            [GRAPHIC OMITTED -          [GRAPHIC OMITTED -
 LOGO WYNDHAM                  LOGO WESTIN                 LOGO DOUBLETREE]
 HOTELS & RESORTS]             HOTELS & RESORTS]



[GRAPHIC OMITTED -            [GRAPHIC OMITTED -
 LOGO RADISSON]                LOGO EMBASSY SUITES]




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[GRAPHIC OMITTED - LOGO MERISTAR HOSPITALITY]


                              MERISTAR HOSPITALITY
                           GEOGRAPHIC DIVERSIFICATION



                           [GRAPHIC OMITTED - MAP OF
                        U.S. SHOWING LOCATION OF HOTELS]



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                              MERISTAR HOSPITALITY
                              PORTFOLIO BREAKDOWN


--------------------------------------------------------------------------------

  ROOM SIZE               BRANDED PROPERTIES           INDEPENDENT PROPERTIES
  ---------               ------------------           ----------------------
    <200                         25                             8
  200 - 300                      41                             2
  301 - 400                      18                            --
    >400                         11                             1
                               ------                        ------

TOTAL PROPERTIES                 95                            11

AVERAGE SIZE                 270 ROOMS                       160 ROOMS

--------------------------------------------------------------------------------

                        o  83 Unencumbered Properties
                        o  23 Encumbered Properties



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                              MERISTAR HOSPITALITY
                            2002 EBITDA CONTRIBUTION
--------------------------------------------------------------------------------
                                    BY BRAND
--------------------------------------------------------------------------------
Hilton                  28%             Crowne Plaza                    2%

Doubletree               5%             Holiday Inn                     7%

Embassy Suites           4%               TOTAL SIX CONTINENTS          9%

    TOTAL HILTON        37%             Radisson                        9%

Sheraton                14%             Wyndham                         3%

Westin                   5%             Independent                     8%

TOTAL STARWOOD          19%             All Others                      5%
                                        ----------------------------------------
Marriott                 5%                            BY LOCATION
                                        ----------------------------------------
Courtyard Marriott       4%                Suburban                    39%

Renaissance              1%                Urban                       29%

TOTAL MARRIOTT          10%                Resort                      17%

                                           Airport                     15%
                                        ----------------------------------------


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                              MERISTAR HOSPITALITY
                            DEDICATED MANAGEMENT TEAM


                     [GRAPHIC OMITTED - MERISTAR HOSPITALITY
                        CORPORATION ORGANIZATIONAL CHART]


Paul Whetsell    - Chairman & CEO
Don Olinger      - CFO - (Responsible for Capital Markets, Tax, Accounting)
Jerry Kraisinger - General Counsel
Bruce Wiles      - COO - (Responsible for Asset Maximization, Development,
                   Project Administration)



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                              MERISTAR HOSPITALITY
                     BENEFITS OF RELATIONSHIP WITH OPERATOR


                                               [GRAPHIC OMITTED - PHOTOGRAPH
                                                OF WYNDHAM SAN JOSE]

o    Access to information

     o    Sophisticated business intelligence system
     o    Real-time access to operating results

o    Effective communication on operating issues

o    Management contracts provide for owner involvement

o    Cost benefits due to increased size of operator

o    Termination rights permit sales



                                       9
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                         POSITIVE INDUSTRY FUNDAMENTALS

                   SUPPLY NON-FACTOR FOR FORESEEABLE FUTURE,
                             DEMAND IS IN RECOVERY

                               [GRAPHIC OMITTED]


                                      % GROWTH
               ----------------------------------------------------------
               1999      2000       2001      2002E      2003E      2004E
               ----      ----       ----      -----      -----      -----
SUPPLY         3.6%      2.7%       1.9%       1.8%       1.1%       1.1%
DEMAND         3.3%      3.6%      -3.4%       0.7%       2.5%       3.5%



Source:  PricewaterhouseCoopers



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                              MERISTAR HOSPITALITY
                              COMPELLING VALUATION


                                               [GRAPHIC OMITTED - PHOTOGRAPH
                                                OF HILTON SEELBACH LOUISVILLE]


o    Current valuation                   $63K/key

o    Replacement cost                   $125K/key

o    Estimated current
     market value                        $80K/key

o    Implied share price                   $12
     @ $80K/key



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                              MERISTAR HOSPITALITY
                           BALANCE SHEET ENHANCEMENT


o    Received $42M from Interstate in settlement of note receivable

o    Proceeds of $72M from non-core asset sales

o    $50M of unrestricted cash on balance sheet at end of 1/03

o    Expect to carry similar or slightly larger cash balances throughout 2003

o    Future asset sale proceeds may offer opportunities

     o    Debt repurchase
     o    Reinvestment in core assets



                                       12
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[GRAPHIC OMITTED - LOGO MERISTAR HOSPITALITY]


                              MERISTAR HOSPITALITY
                              SHORT-TERM STRATEGY


                                               [GRAPHIC OMITTED - PHOTOGRAPH
                                                OF WYNDHAM SAN JOSE]


o    Focus on cost controls/ revenue enhancement

o    Maintain asset quality

o    Sell non-core assets

o    Strategic capital allocation

     o    Repurchase debt
     o    Reinvestment in core assets

o    Reduce leverage with proceeds from asset sales

o    Refinance convert

o    Amend/replace bank line



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                              MERISTAR HOSPITALITY
                              NON-CORE ASSET SALES


o    A non-core asset has at least one of the following characteristics:

     o    Limited future growth potential
     o    Secondary market location
     o    Secondary brand affiliation
     o    Higher than average capex requirements
     o    Market overweight

o    Non-core assets often acquired as part of a portfolio

o Non-core asset pricing significantly below average valuation of core portfolio



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                              MERISTAR HOSPITALITY
                        BENEFITS OF NON-CORE ASSET SALES


                                               [GRAPHIC OMITTED - PHOTOGRAPH
                                                OF SANTA BARBARA INN]


o    Refocus portfolio

o    Reduce leverage

o    Improve growth prospects

o    Reduce forward capex requirements

o    Increase free cash flow



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                              MERISTAR HOSPITALITY
                              NON-CORE ASSET SALES


o    Sold 6 non-core assets from 7/02 to 1/03 for $72M*

o    Selling assets at 10x trailing 12 EBITDA

o    Marketing 11 additional non-core assets for $70-$80M


--------------------------------------
         STATISTICS ON ASSETS SOLD
--------------------------------------
Total Proceeds                 $72M

Proceeds Per Room              $58K

Trailing 12 EBITDA             $7M

EBITDA Multiple                10.3x

Reported 2002 EBITDA           $5M
--------------------------------------


* Four Points Mt. Arlington, Ramada Mahwah, Hilton Houston Southwest, Crowne Plaza Las Vegas, Holiday Inn Select Mission Valley, St. Tropez Las Vegas


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[GRAPHIC OMITTED - LOGO MERISTAR HOSPITALITY]


                              MERISTAR HOSPITALITY
                               LONG-TERM STRATEGY


o    Continue to strengthen balance sheet/reduce leverage

     o    Focus on capital allocation
     o    Enhance core portfolio with ROI investment opportunities

o    Reshape portfolio mix

     o    Broaden product segments into luxury and select service
     o    Brand focus - Hilton, Starwood, Marriott

o    Active asset management program to maximize property results

o    Restore dividend



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                               OPERATIONS OVERVIEW




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                              MERISTAR HOSPITALITY
                       EXPERIENCED ASSET MANAGEMENT TEAM


o    Former SVPs of Operations for major hotel companies

o    Provide strategic direction to operator

o    Oversee hotel management to drive bottom line

o    Control costs to maximize flow-through

o    Identify issues and coordinate resolution with operator

o    Identify and prioritize capital expenditures



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                              MERISTAR HOSPITALITY
                                  REALTY GROUP


                                               [GRAPHIC OMITTED - PHOTOGRAPH
                                                OF HOUSTON MARRIOTT]


o    Oversee operations of 700K sq. ft. of office and retail space

o Focus on non-traditional hotel revenue sources (e.g., rooftop antenna rentals, elevator advertisements, etc.)

o    Pursue opportunities for undeveloped land

o    Support asset disposition program



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                              MERISTAR HOSPITALITY
                          ENGINEERING AND CONSTRUCTION


                                               [GRAPHIC OMITTED - PHOTOGRAPH
                                                OF SHERATON SAN FRANCISCO
                                                FISHERMAN'S WHARF]


o    Flexibility to directly oversee or outsource capital projects

o    IHR currently managing 2003 capital projects

o    Focus on asset quality and design - multi-year capital planning

o    Evaluate, specify and maintain operating systems



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                              MERISTAR HOSPITALITY
                                 CAPITAL PROGRAM


                                               [GRAPHIC OMITTED - PHOTOGRAPH
                                                OF RADISSON UNIVERSAL]


o    Focus on highest return projects and core assets

o    2003 projected capex $40-$50M (4 to 5% of hotel revenue)

o Flexibility to reduce to $20-$25M if hotel performance declines significantly

o Asset sales and expenditures of $260M over past 4 years reduce volume of major issues



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[GRAPHIC OMITTED - LOGO MERISTAR HOSPITALITY]


                              MERISTAR HOSPITALITY
                           HILTON SEELBACH LOUISVILLE


                                               [GRAPHIC OMITTED -
                                                INTERIOR PHOTOGRAPH OF
                                                HILTON SEELBACH LOUISVILLE]


o    Louisville's only four-star and four-diamond hotel

o    Kentucky's first and only five-star restaurant

o    RevPAR increase of 2% in 2002

o    RevPAR up 5% over 2000

o    RevPAR index of 160

o    Capital expenditures of $7M over last 4 years



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[GRAPHIC OMITTED - LOGO MERISTAR HOSPITALITY]


                              MERISTAR HOSPITALITY
                          MARRIOTT LOS ANGELES DOWNTOWN


                                              [GRAPHIC OMITTED - PHOTOGRAPH
                                               OF MARRIOTT LOS ANGELES DOWNTOWN]


o    Excellent location in downtown financial district

o Close proximity to convention center, Staples Center, and Dodger Stadium

o    45,000 sq. ft. of commercial office space, multiplex cinema

o    Meeting space renovation in 2002

o    Q4 '02 RevPAR up 13%

o    RevPAR index of 133



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                              MERISTAR HOSPITALITY
                             WESTIN ATLANTA AIRPORT


                                               [GRAPHIC OMITTED - PHOTOGRAPH
                                                OF WESTIN ATLANTA AIRPORT]


o    Closest property to new Georgia International
     Convention Center

o    22,000 sq. ft. of flexible banquet and function space

o    Unique high-tech auditorium

o    $300K per year of rooftop antenna rental revenue

o    Q4 '02 RevPAR up 20%

o    2002 RevPAR up 8%



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                              MERISTAR HOSPITALITY
                                SOUTH SEAS RESORT


o    #1 vacation destination on Florida's southwest coast

o    Crown jewel of 7 MeriStar assets on Sanibel/Captiva

o    330 acres of land and miles of white sand beaches

o    7 food and beverage outlets

o    9-hole golf course with views of Gulf of Mexico

o    Land use opportunities

o    Q4 '02 RevPAR up 20%


                          [GRAPHIC OMITTED - PHOTOGRAPH
                              OF SOUTH SEAS RESORT]



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[GRAPHIC OMITTED - LOGO MERISTAR HOSPITALITY]


                              MERISTAR HOSPITALITY
                         OWNER'S INFLUENCE ON OPERATIONS


o    Current opportunities:

     o    Monitor market mix
     o    Influence internet inventory
     o    Control labor costs
     o    Streamline management structures
     o    Reduce food and beverage outlet hours
     o    Improve telephone profits


o    Continuing issues:

     o Energy pricing - using commodity contracts in unregulated markets
     o Benefit costs - reviewing plan design and employee cost participation
     o Property taxes - pro-actively managing assessment process



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                              OPERATING INITIATIVES



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[GRAPHIC OMITTED - LOGO MERISTAR HOSPITALITY]


                              MERISTAR HOSPITALITY
                              OPERATING SCORECARD


                                               [GRAPHIC OMITTED - PHOTOGRAPH
                                                OF A MERISTAR HOSPITALITY HOTEL]


o    Driving revenues

o    RevPAR index

o    Maintaining margins

o    Customer Satisfaction



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[GRAPHIC OMITTED - LOGO MERISTAR HOSPITALITY]


                              MERISTAR HOSPITALITY
                              SALES CHANNELS 2003


o    Online agents                         o    Policy compliant portals

o    Merchant model                        o    TMC Middleware

o    Opaque sites                          o    e-RFP

o    Web direct                            o    EBC

o    GDS                                   o    Commissioned NSO

o    Rep firms                             o    Reverse auctions

o    E T M



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[GRAPHIC OMITTED - LOGO MERISTAR HOSPITALITY]


                              MERISTAR HOSPITALITY
                                E-INTERMEDIARIES


o    Retail                                o     B2B

     o    Travelocity                            o     Getthere.com (Sabre)
     o    Orbitz                                 o     Amex Rezport
     o    Expedia                                o     Orbitz



o    Wholesale Merchants                   o    Opaque Sites

     o    Hotels.com                            o     Priceline
     o    Expedia                               o     Hotwire
     o    Travelweb



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[GRAPHIC OMITTED - LOGO MERISTAR HOSPITALITY]




               [SCREENSHOTS OF HOTEL MANAGEMENT SOFTWARE PROGRAMS]




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               [SCREENSHOTS OF HOTEL MANAGEMENT SOFTWARE PROGRAMS]




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               [SCREENSHOTS OF HOTEL MANAGEMENT SOFTWARE PROGRAMS]




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               [SCREENSHOTS OF HOTEL MANAGEMENT SOFTWARE PROGRAMS]




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               [SCREENSHOTS OF HOTEL MANAGEMENT SOFTWARE PROGRAMS]




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               [SCREENSHOTS OF HOTEL MANAGEMENT SOFTWARE PROGRAMS]




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                               FINANCIAL OVERVIEW



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[GRAPHIC OMITTED - LOGO MERISTAR HOSPITALITY]


                              MERISTAR HOSPITALITY
                           2002 OPERATING PERFORMANCE


                                               [GRAPHIC OMITTED - INTERIOR
                                                PHOTOGRAPH OF HILTON MONTEREY]


o    ADR                        $99.44

o    Occupancy                   64.0%

o    RevPAR                     $63.69

o    EBITDA                      $216M

o    FFO                          $72M

o    FFO/Share                   $1.48

o    CapEx                        $38M



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                              MERISTAR HOSPITALITY
                            2003 FINANCIAL FORECAST


                                 1st QUARTER                 FULL YEAR
                                 -----------                 ---------

o  RevPAR Delta                   -2% to -4%               Flat to +2%

o  EBITDA                        $46 - $50M               $190 - $200M

o  FFO                           $11 - $15M                 $50 - $60M

o  FFO/Share                  $0.22 - $0.30              $1.00 - $1.20

o  CapEx                                                    $40 - $50M

--------------------------------------------------------------------------------

o  2003 YTD PERFORMANCE
   o   January RevPAR  decrease of 1.1%
   o   February RevPAR decrease of 5.6%



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[GRAPHIC OMITTED - LOGO MERISTAR HOSPITALITY]


                              MERISTAR HOSPITALITY
                             LIQUIDITY SENSITIVITY


                                               [GRAPHIC OMITTED - PHOTOGRAPH
                                                OF RADISSON HOTEL]


o    1% Delta in RevPAR = $3-4M EBITDA or $0.07/share

o    1% Delta in Margins = $10M EBITDA or $0.20/share

o    Can withstand 12 to 15% RevPAR decline

     o    Without selling additional assets
     o    Without accessing other sources of liquidity



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[GRAPHIC OMITTED - LOGO MERISTAR HOSPITALITY]


                              MERISTAR HOSPITALITY
                               CAPITAL STRUCTURE


o    Total net debt $1.6B                                 [GRAPHIC OMITTED]

o    Average maturity 6.0 years                    DEBT MATURITY (Millions)
                                                ---------------------------
o    Average rate 8.6%
                                                2003    -     $  8 million
o    Interest coverage 1.5x                     2004    -     $171 million
                                                2005    -     $  9 million
o    Net debt/EBITDA 7.4x                       2006    -     $  9 million
                                                2007    -     $213 million
                                                2008    -     $310 million
                                                2009    -     $525 million
                                                2010    -     $  3 million
                                                2011    -     $405 million






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                              MERISTAR HOSPITALITY
                   CONVERTIBLE NOTES REFINANCING ALTERNATIVES


o    $154M of 4 3/4% convertible notes due in 10/04

o    Prepayment of convertible notes prior to maturity:

     o Considered a restricted payment under senior note indentures
     o Not permitted if under 2:1 fixed charge coverage ratio


POTENTIAL SOURCES FOR REFINANCING
---------------------------------

>> $70M of unrestricted cash projected at 12/03; increases to $80-$90M at 10/04

>>   $300M carve-out for secured debt

>>   $60-$75M of debt in an unrestricted subsidiary

>>   $50M carve-out for any additional debt

>>   Pari passu refinancing



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                              MERISTAR HOSPITALITY
                          USES OF ASSET SALE PROCEEDS


o    Governed by senior and senior subordinated note indentures

o    Initial $10M is unrestricted

o Can be used for investment in hospitality-related businesses, including capex

     o    Must be committed within 365 days

     o    Must be spent 180 days thereafter

o    Approximately $270M can be used to repurchase senior notes in open market

o    Any additional proceeds used to repurchase senior notes at par



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                              MERISTAR HOSPITALITY
                                DIVIDEND POLICY


                                               [GRAPHIC OMITTED - PHOTOGRAPH
                                                OF HOLIDAY INN O'HARE]


o Dividend policy - payout of a minimum of 100% of taxable income, historically 45-50% of FFO

o    2002 Dividend - $0.03

o    2003 - No projected dividend based on current forecast

o    2004 and beyond - to be determined based on operating performance

o    Excess cash flow prioritized to capital structure

o    Long-term goal is 50% of FFO



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[GRAPHIC OMITTED - LOGO MERISTAR HOSPITALITY]


                              MERISTAR HOSPITALITY
                                LOOKING FORWARD


                                               [GRAPHIC OMITTED - PHOTOGRAPH
                                                OF EMBASSY SUITES - TUSCON]


o    Quality assets and strategic locations

o    Dedicated management team

o    Best owner/operator relationship in the industry

o    Focused on enhancing balance sheet

o    Operating recovery expected in late 2003/2004

o    Favorable supply/demand

o    Recovery will generate tremendous value



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[GRAPHIC OMITTED - LOGO MERISTAR HOSPITALITY]


THIS PRESENTATION CONTAINS FORWARD-LOOKING STATEMENTS ABOUT MERISTAR HOSPITALITY CORPORATION, INCLUDING THOSE STATEMENTS REGARDING FUTURE OPERATING RESULTS AND THE TIMING AND COMPOSITION OF REVENUES, AMONG OTHERS. EXCEPT FOR HISTORICAL INFORMATION, THE MATTERS DISCUSSED IN THIS PRESENTATION ARE FORWARD-LOOKING STATEMENTS THAT ARE SUBJECT TO CERTAIN RISKS AND UNCERTAINTIES THAT COULD CAUSE THE ACTUAL RESULTS TO DIFFER MATERIALLY, INCLUDING THE FOLLOWING: THE CURRENT SLOWDOWN OF THE NATIONAL ECONOMY; ECONOMIC CONDITIONS GENERALLY AND THE REAL ESTATE MARKET SPECIFICALLY; THE IMPACT OF THE SEPTEMBER 11, 2001 TERRORIST ATTACKS OR ACTUAL OR THREATENED FUTURE TERRORIST INCIDENTS; THE THREATENED OR ACTUAL OUTBREAK OF HOSTILITIES, INCLUDING THE POTENTIAL CONFLICT WITH IRAQ; GOVERNMENTAL ACTIONS; LEGISLATIVE/REGULATORY CHANGES, INCLUDING CHANGES TO LAWS GOVERNING THE TAXATION OF REITS; AVAILABILITY OF CAPITAL; RISING INTEREST RATES; RISING INSURANCE PREMIUMS; COMPETITION; SUPPLY AND DEMAND FOR HOTEL ROOMS IN OUR CURRENT AND PROPOSED MARKET AREAS, INCLUDING THE EXISTING AND CONTINUING WEAKNESS IN BUSINESS TRAVEL AND LOWER-THAN-EXPECTED ROOM DAILY RATES; AND GENERALLY ACCEPTED ACCOUNTING PRINCIPLES, POLICIES AND GUIDELINES APPLICABLE TO REITS. ADDITIONAL RISKS ARE DISCUSSED IN THE COMPANY'S FILINGS WITH SECURITIES AND EXCHANGE COMMISSION, INCLUDING THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2001.



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